UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2015

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01     Other Events

Item 9.01     Financial Statements and Exhibits

Signatures

Exhibit Index

Ex-99	Press release of Ormat Technologies, Inc. dated February 12, 2015

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01     Other Events.

On February 12, 2015, the Company issued a press release announcing the closing of its previously announced share exchange transaction with Ormat Industries Ltd. A copy of the press release is furnished as Exhibit 99 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99	Press release of Ormat Technologies, Inc. dated February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By	/s/ ISAAC ANGEL
Name:	Isaac Angel
Title:	Chief Executive Officer

Date: February 12, 2015

EXHIBIT INDEX

Exhibit Number	Description

99	Press release of Ormat Technologies, Inc. dated February 12, 2015

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